DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

FILED # C5984-00

JAN 24 2005

IN THE OFFICE OF
DEAN HELLER, SECRETARY OF STATE

Certificate of Amendment
(PURSUANT TO NRS 78.385 and 78.390)

Important: Read attached instructions before completing form.

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

Hesperia Holding, Inc.

2. The articles have been amended as follows (provide article numbers, if available):

The total number of shares of stock of each class which the Corporation shall have authority to issue and the par value of each share of each class of stock are as follows:

Class	Par Value	Authorized Shares
Common	$0.001	100,000,000
Preferred	$0.001	5,000,000
Totals:		105,000,000

[REST OF THE TEXT OF ARTICLE SIXTH IS ATTACHED]

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the * articles of incorporation have voted in favor of the amendment is: 63.99%

4. Effective date of filing (optional):

(must not be later than 90 days after the certificate is filed)

5. Officer Signature (required): [signature]

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees. See attached fee schedule.

SIXTH: The Corporation is authorized to issue two classes of stock. One class of stock shall be Common Stock, par value $0.001. The second class of stock shall be Preferred Stock, par value $0.001. The Preferred Stock, or any series thereof, shall have such designations, preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions thereof as shall be expressed in the resolution or resolutions providing for the issue of such stock adopted by the board of directors and may be made dependent upon facts ascertainable outside such resolution or resolutions of the board of directors, provided that the matter in which such facts shall operate upon such designations, preferences, rights and qualifications; limitations or restrictions of such class or series of stock is clearly and expressly set forth in the resolution or resolutions providing for the issuance of such stock by the board of directors.

The total number of shares of stock of each class which the Corporation shall have authority to issue and the par value of each share of each class of stock are as follows:

Class	Par Value	Authorized Shares
Common	$0.001	100,000,000
Preferred	$0.001	5,000,000
Totals:		105,000,000

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684 5708
Website: www.nvsos.gov

Filed in the office of	Document Number 20090547151-04
Ross Miller Secretary of State State of Nevada	Filing Date and Time 07/14/2009 1:15 PM
	Entity Number C5984-2000

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

HESPERIA HOLDING, INC.

2. The articles have been amended as follows: (provide article numbers, if available)

Article I – NAME

The exact name of the corporation is

MAX MEDIA GROUP, INC.

Article VI – CAPITAL STOCK
The number and class and/or series of shares the corporation is authorized to issue are as follows:
[The remainder of the text of the amendment is attached]

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: >66% of shares outstanding

4. Effective date of filing: (optional)

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

CERTIFICATE OF AMENDMENT OF ARTICLES OF INCORPORATION OF HESPERIA HOLDING, INC.

(continued)

Authorized Shares	Class or Series	Par Value
750,000,000	Common	$.001
100,000,000	Preferred	$.001

The Board of Directors is expressly vested with the authority to divide any or all of the Preferred Stock into series and to fix and determine the relative rights and preferences of the shares of each series so established, provided, however, that the rights and preferences of various series may vary only with respect to:

(a) the rate of dividend;
(b) whether the shares maybe called and, if so, the call price and the terms and conditions of call;
(c) the amount payable upon the shares in the event of voluntary and involuntary liquidation;
(d) sinking fund provisions, if any, for the call or redemption of the shares;
(e) the terms and conditions, if any, on which the shares may be converted;
(f) voting rights; and
(g) whether the shares will be cumulative, noncumulative or partially cumulative as to dividends and the dates from which any cumulative dividends are to accumulate.

The Board of Directors shall exercise the foregoing authority by adopting a resolution setting forth the designation of each series and the number of shares therein, and fixing and determining the relative rights and preferences thereof. The Board of Directors may make any change in the designation, terms, limitations and relative rights or preferences of any series in the same manner, so long as no shares of such series are outstanding at such time.

Within the limits and restrictions, if any, stated in any resolution of the Board of Directors originally fixing the number of shares constituting any series, the Board of Directors is authorized to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any series subsequent to the issue of shares of such series. In case the number of shares of any series shall be so decreased, the share constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series.

Reverse Split.

All presently issued and outstanding shares of Common Stock of the Company shall be reverse split on a one for two hundred (1-for-200) ratio. The effective date of the reverse split shall be August 3, 2009.

Dated: June 22, 2009

HESPERIA HOLDING, INC.

[signature]

Don Paradiso, Director, President

[Series "A" Convertible Preferred Stock Designations Appear on Next Page]

SERIES A CONVERTIBLE PREFERRED STOCK
of
HESPERIA HOLDING, INC.

HESPRIA HOLDING, INC. , a Nevada corporation (the " Corporation "), pursuant to Section 78.1955 of the Nevada Revised Statutes, does hereby make this Certificate of Designations, Rights and Preferences and does hereby state and certify that pursuant to the authority expressly vested in the Board of Directors of the Corporation (the " Board ") by Article II of the Amended and Restated Articles of Incorporation of the Corporation (the " Articles "), which authorizes the issuance of 25,000,000 shares of preferred stock, $0.001 par value per share, in one or more series, the Board duly adopted the following resolutions, which resolutions remain in full force and effect as of the date hereof:

RESOLVED , that, pursuant to Article II of the Articles, the Board hereby authorizes the issuance of, and fixes the designation and preferences and rights, and qualifications, limitations and restrictions, of a series of preferred stock of the Corporation consisting of 1,000.000 shares, par value $0.001 per share, to be designated "Series A Convertible Preferred Stock" (hereinafter, the " Series A Preferred Stock "); each Convertible Preferred share may be converted at anytime within 36 months of issuance of this agreement for 15 $0.00par value common shares; and be it

RESOLVED, that each share of Series A Preferred Stock shall rank equally in all respects and shall be subject to the following terms and provisions:

1. Dividends . The holders of the Series A Preferred Stock shall be entitled to receive, when, if and as declared by the Board, out of funds legally available therefore, cumulative dividends.

(b) Dividend Periods: Dividend Rate: Calculation of Dividends .

(i) Dividend Periods . The dividend periods (each, a "Dividend Period") shall be as follows: The initial Dividend Period shall begin on the Date of Original Issue and end on the Initial Dividend Payment Date, and each Dividend Period thereafter shall commence on the day following the last day of the preceding Dividend Period and shall end on the next Dividend Payment Date.

(ii) Dividend Rate . The dividend rate on each share of Series A Preferred Stock (the " Dividend Rate "), to be paid per annum on the Liquidation Preference (as defined below) shall be 5%.

(iii) Calculation of Dividends .

(A) The amount of dividends per share of Series A Preferred Stock payable for each Dividend Period or part thereof shall be computed by multiplying the Liquidation Preference by the Dividend Factor (as define below).

(B) The " Dividend Factor " shall be the Dividend Rate multiplied by a fraction, the numerator of which is the number of days in the applicable. Dividend Period or part thereof on which the share of Series A Preferred Stock was outstanding and the denominator of which is 365.

(c) No dividends shall be declared or paid or set apart for payment on the shares of Common Stock or any other class or series of capital stock of the Corporation for any dividend period unless full cumulative dividends have been or contemporaneously are declared and paid on the Series A preferred Stock through the most recent Dividend Payment Date. Without prejudice to the foregoing, if full cumulative dividends have not been paid on shares of the Series A Preferred Stock, all dividends declared

on shares of the Series A Preferred Stock shall be paid pro rata to the holders of outstanding shares of the Series A Preferred Stock.

2. Voting Rights.

(a) Except as otherwise provided herein or as provided by law, the holders of the Series A Preferred Stock shall have full voting rights and powers, subject to the Beneficial Ownership Cap , if applicable, equal to the voting rights and powers of holders of Common Stock and shall be entitled to notice of any stockholders meeting in accordance with the Bylaws of the Corporation, as amended (the " Bylaws "), and shall be entitled to vote, with respect to any question upon which holders of Common Stock are entitled to vote, including, without limitation, the right to vote for the election of directors, voting together with the holders of Common Stock as one class. Each holder of shares of Series A Preferred Stock shall be entitled to vote on an As-Converted Basis determined on the record date for the taking of a vote, subject to the applicable Beneficial Ownership Cap limitations set forth in Section 5(g), or, if no record date s established, at the day prior to the date such vote is taken or any written consent of stockholders is first executed. Fractional votes shall not however, be permitted and any fractional voting rights resulting from the above formula (after aggregating all shares into which shares of Series A Preferred Stock held by each holder could be converted) shall be rounded to the nearest whole number (with one-half being rounded upward). "As-Converted Basis" means, as of the time determination, that number of shares of Common Stock which a holder of Series A Preferred Stock would hold if all shares of Series A Preferred Stock held by such holder were converted into shares of Common Stock . (regardless of the number of shares of Common Stock that the Corporation is then authorized to issue) at the then applicable Conversion Value (as defined below) regardless of whether such shares of Common Stock are then authorized for issuance.

(b) As long as at least 33% of the shares of Series A Preferred Stock issued pursuant to the Purchase Agreement and the Exchange Agreements are outstanding, the holders of at least a majority of the outstanding Series A Preferred Stock, voting as a separate class, shall be entitled to designate and elect one member of the Board.

3. Rights on Liquidation.

(a) In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation (any such event being hereinafter referred to as a " Liquidation "), before any distribution of assets of the Corporation shall be made to or set apart for the holders of the Common Stock or any other class or preferred stock, the holders of Series A Preferred Stock shall be entitled to receive payment out of such assets of the Corporation in an amount equal to the greater of (i) $1.00 per share of Series A Preferred Stock (such applicable foregoing amount being referred to as the " Liquidation Preferences " for the Series A Preferred Stock), plus any accumulated but unpaid dividends (whether or not earned or declared) on the Series A Preferred Stock, an (ii) the amount such holder would have received if such holder has converted its shares of Series A Preferred Stock to Common Stock, subject to but immediately prior to such Liquidation. If the assets of the Corporation available for distribution to the holders of Series A Preferred Stock shall not be sufficient to make in full the payment herein required, such assets shall be distributed pro-rate among the holders of Series A Preferred Stock based on the aggregate Liquidation Preferences of the shares of Series A Preferred Stock held by each such holder.

(b) If the assets of the Corporation available for distribution to stockholders exceed the aggregate amount payable with respect to all shares of Series A Preferred Stock then outstanding, then , after the payment required by paragraph 3(a) above shall have been made or irrevocably set aside, the holders of Common Stock shall be entitled to receive payment of a pro rate portion of such remaining assets based on the aggregate number of shares of Common Stock held or deemed to be held by such holder. The holders of Series A Preferred Stock shall not have the right to participate in such aforementioned distribution.

4. Actions Requiring the Consent of Holders of Series A Preferred Stock.

(a) As long as at least 33% of the shares of Series A Preferred Stock issued pursuant to the those certain Stock Purchase agreements, by and between the corporation and those accredited investors party thereto (the " Purchase Agreements "), and issued pursuant to those certain Securities Exchange Agreements, by and between the Corporation and these accredited investors party thereto (the " Exchange Agreements "), each dated on or about the date hereof, copies of which are available upon written request by a stockholder to the Secretary of the Corporation, are outstanding, the consent of the holders of at least 50% of the shares of Series A Preferred Stock at the time outstanding, given in accordance with the Articles and the Bylaws, shall be necessary for effecting or validating any of the following transactions or acts, whether by merger, consolidation or otherwise:

(i) Any amendment, alteration or repeal of any of the provisions of this Certificate of Designation in a manner that will adversely affect the rights of the holders of the Series A Preferred Stock; provide however, that no such consent shall be required for the Corporation to amend the Certificate to increase the Corporation's shares of Common Stock or undersigned Preferred Stock;

(ii) The authorization or creation by the Corporation of, or the increase in the number of authorized shares of, any stock of any class, or any security convertible into stock of any class, or the authorization or creation of any new class of preferred stock (or any action which would result in another series of preferred stock), in each case, ranking in terms of liquidation preference, redemption rights or dividend rights, pari passu with or senior to, the Series A Preferred Stock in any manner; provide, however, that no such consent shall be required for the Corporation to amend the Articles to increase the Corporation's shares of Common Stock or undersigned Preferred Stock; and

(iii) The entrance by the Corporation into any indebtedness in an amount greater than $1,000,000.

(b) The above-listed actions by the Corporation will no longer require a vote of the holders of Series A Preferred Stock at such time as:

(i) The Corporation first earns an annual EBITDA (earnings before interest, tax, depreciation and authorization) of at least $100,000,000 over any trailing 12-month period; and

(ii) Stockholder's Equity as recorded on the Corporation's balance sheet in accordance with Generally Accepted Accounting Principles first becomes at least $200,000,000.

5. Conversion.

(a) Right to Convert. Subject to the limitations set forth in Section 5(g) hereof, the holder of any share or shares of Series A Preferred Stock shall have the right at any time, at such holder's option, to convert all or any lesser portion of such holder's shares of Series A Preferred Stock

(b) Mechanics of Conversion.

(i) Such right of conversion (other than mandatory conversion) shall be exercised by the holder of shares of Series A Preferred Stock by delivering to the Corporation a conversion notice in the form attached hereto as Exhibit A (the " Conversion Notice "), appropriately completed and duly signed and specifying the number of shares of Series A Preferred Stock that the holder elects to convert (the " Converting Shares ") into shares of Common Stock, and by surrender not later than two (2) business days thereafter of the certificate

or certificates representing such Converting Shares. The Conversion Notice shall also contain a statement of the name or names (with addresses and tax identification or social security numbers) in which the certificate or certificates for Common Stock shall be issued, if other than the name in which he Conversion Shares are registered. As promptly as practicable after the receipt of the Conversion Notice, the Corporation shall issue and deliver, or cause to be delivered, to the holder of the Converting Shares or such holder's nominee, a certificate or certificates fort he number of shares of Common Stock issue able upon the conversion of such Converting Shares. Such conversion shall be deemed to have been effected as of the close of business on the date of receipt by the Corporation of the Conversion Notice (the " Conversion Date "), and the person or persons entitled to receive the shares of Common Stock issue able upon conversion shall be treated for all purposes as the holder or holders of record of such shares of Common Stock as of the close of business on the Conversion Date.

(ii) The Corporation shall issue certificates representing the shares of Common Stock to be received upon conversion of the Series A Preferred Stock (the " Conversion Shares ") (and certificated for unconverted Series A Preferred Stock) as promptly as practicable following the Conversion Date and shall transmit the certificates by messenger or reputable overnight delivery service to reach the address designed by such holder as promptly as practicable after the receipt by the Corporation of such Conversion Notice. If certificates evidencing the Conversion Shares are not received by the holder within (10) business days of the Conversion Notice, then the holder will be entitled to revoke and withdraw its Conversion Notice, in whole or in part, at any time prior to its receipt of those certificates. In lieu of delivering physical certificates representing the Conversion Shares or in payment of dividends hereunder, provide the Corporation's transfer agent is participating in the Depository Trust Company (" DTC ") Fast Automated Securities Transfer (" PAST ") program, upon request of the holder, the Corporation shall use its commercially reasonable efforts to cause its transfer agent to electronically transmit the Common Stock issuable upon conversion or dividend payment to the holder, by crediting the account of the holder's prime broker with DTC though its Deposit Withdrawal Agent Commission (" DWAC ") system. Such holder and the Corporation agree to coordinate with DTC to accomplish this objective. The person or persons entitled to receive the Common Stock Issuable upon such conversion shall be treated for all purposes as the record holder or holders of such Common Shares at the close of business on the Conversion Date.

(ii) In the event the Corporation is prohibited from issuing shares of Common Stock as a result of any restrictions or prohibitions under applicable law or the rules or regulations of any stock exchange, interdealer quotation system or other self-regulatory organization, the Corporation shall promptly as practicable use commercially reasonable efforts to seek the approval of its stockholders and take such other action to authorize the issuance of the full number of shares of Common Stock issuable upon the full conversion of the then outstanding shares of Series A Preferred Stock.

6. Notices of Record Date. In the Event of any fixing by the Corporation of a record date for the holders of any class of securitized for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend or a dividend set forth in Section 1 hereof) or other distribution, any shares of Common Stock or other securities, or any right to subscribe for, purchase or otherwise acquire, or any option for the purchase of any shares of stock of any class or any other securities or property, or to receive any other right, the Corporation shall mail to each holders of Series A Preferred Stock at least five (5) days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or rights, and the amount and character of such dividend, distribution or right.

7. Notices. All notices, requests, consents and other communication hereunder shall be in writing, shall be mailed (A) if within the United States by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, by facsimile or e-mail (if agreed to by the Investor), or (B) if delivered from outside the United States, by international express courier, facsimile or e-

mail (if agreed to by a holder or Series A Preferred Stock), and shall be deemed given (i) if delivered by first-class registered or certified mail, three business days after so mailed, (ii) if delivered by nationally recognized overnight carrier, one business day after so mailed, (iii) if delivered by International Federal Express, two business days after so mailed, (iv) if delivered by facsimile or e0mail, upon electronic confirmation of receipt and shall be delivered as addressed as follows:

(a) if to the Company, to:

(b) if to a holder of Series A Preferred Stock, to the address, facsimile number or e-mail address appearing in the Corporation's stockholder records or, in either case, to such other address, facsimile number or e-mail address as the Corporation or a holder of Series A Preferred Stock may provide to the other in accordance with this Section.

8. Stock Transfer Taxes. The issue of the stock certificates upon conversion of the Series A Preferred Stock shall be made without charge to the converting holder for any transfer tax in respect of such issue; provide, however, that the Corporation shall be entitled to withhold any applicable withholding taxes with respect to such issue, if any. The Corporation shall not however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of shares in any name other than that of the holder of any of the Series A Preferred Stock converted, and the Corporation shall not be required to issue or deliver any such stock certificated unless and until the person on persons requesting the issue thereof shall have paid to the Corporation the amount of such tax or shall have established to the satisfaction of the Corporation that such tax has been paid.

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684 5708
Website: www.nvsos.gov

Certificate of Designation
(PURSUANT TO NRS 78.1955)

Filed in the office of	Document Number 20090797836-71
Ross Miller Secretary of State State of Nevada	Filing Date and Time 11/05/2009 9:06 AM
	Entity Number C5984-2000

ABOVE SPACE IS FOR OFFICE USE ONLY

USE BLACK INK ONLY - DO NOT HIGHLIGHT

Certificate of Designation For Nevada Profit Corporations
(Pursuant to NRS 78.1955)

1. Name of corporation:

Max Media Group, Inc.

2. By resolution of the board of directors pursuant to a provision in the articles of incorporation this certificate establishes the following regarding the voting powers, designations, preferences, limitations, restrictions and relative rights of the following class or series of stock.

SERIES "B" CONVERTIBLE PREFERRED STOCK
of
MAX MEDIA GROUP, INC.
Max Media Group, Inc., a Nevada corporation (the "Corporation"), pursuant to Section 78.1955 of the Nevada Revised Statutes, does hereby make this Certificate of Designations, Rights and Preferences and does hereby state and certify that pursuant to the authority expressly vested in the Board of Directors of the Corporation (the "Board") by Article VI of the Certificate of Amendment of Articles of Incorporation of the Corporation (the "Articles"), which authorizes the issuance of 100,000,000 shares of preferred stock, $0.001 par value per share, in one or more series, the Board duly adopted the following resolutions, which resolutions remain in full force and effect as of the date hereof:
[Remainder of Text of Designation is Attached]

3. Effective date of filing: (optional)

(must not be later than 90 days after the certificate is filed)

4. Signature: (required)

X G. James Grady Jr.

Signature of Officer

Filing Fee: $175.00

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

SERIES "B" CONVERTIBLE PREFERRED STOCK
of
MAX MEDIA GROUP, INC.

(continued)

RESOLVED, that, pursuant to Article VI of the Articles, the Board hereby authorizes the issuance of, and fixes the designation and preferences and rights, and qualifications, limitations and restrictions, of a series of preferred stock of the Corporation consisting of 15,000,000 shares, par value $0.001 per share, to be designated "Series B Convertible Preferred Stock" (hereinafter, the "Series B Preferred Stock"); each share of Series B Preferred Stock shall have 100 votes per share and may be converted into 10 (ten) $0.001 par value common shares at any time after issuance of the Series B Preferred Stock; and be it

RESOLVED, that each share of Series B Preferred Stock shall rank equally in all respects and shall be subject to the following terms and provisions:

1. Dividends. The holders of the Series B Preferred Stock shall be entitled to receive, when, if and as declared by the Board, out of funds legally available therefore, cumulative dividends.

(a) Dividend Periods: Dividend Rate: Calculation of Dividends.

(i) Dividend Periods. The dividend periods (each, a "Dividend Period") shall be as follows: The initial Dividend Period shall begin on the Date of Original Issue and end on the Initial Dividend Payment Date, and each Dividend Period thereafter shall commence on the day following the last day of the preceding Dividend Period and shall end on the next Dividend Payment Date.

(ii) Dividend Rate. The dividend rate on each share of Series B Preferred Stock (the "Dividend Rate"), to be paid per annum on the Liquidation Preference (as defined below) shall be 5%.

(iii) Calculation of Dividends.

(A) The amount of dividends per share of Series B Preferred Stock payable for each Dividend Period or part thereof shall be computed by multiplying the Liquidation Preference by the Dividend Factor (as define below).

(B) The "Dividend Factor" shall be the Dividend Rate multiplied by a fraction, the numerator of which is the number of days in the applicable Dividend Period or part thereof on which the share of Series E Preferred Stock was outstanding and the denominator of which is 365.

(b) No dividends shall be declared or paid or set apart for payment on the shares of Common Stock of the Corporation for any dividend period unless full cumulative dividends have been or contemporaneously are declared and paid on the Series B Preferred Stock through the most recent Dividend Payment Date. Without prejudice to the foregoing, if full cumulative dividends have not been paid on shares of the Series B Preferred Stock, all dividends declared on shares of the Series B Preferred Stock shall be paid pro rata to the holders of outstanding shares of the Series B Preferred Stock. The Series B Preferred Stock shall be subordinate to all issued and outstanding shares of Series A Preferred Stock of the Corporation regarding payment of dividends and shall be entitled to receive dividend payments only after all cumulative dividend payments have been made to the holders of Series A Preferred Stock of the Corporation.

2. Voting Rights.

(a) Except as otherwise provided herein or as provided by law, the holders of the Series B Preferred Stock shall have full voting rights and powers, subject to the Beneficial Ownership Cap, if applicable, equal to the voting rights and powers of holders of Common Stock and shall be entitled to notice of any stockholders meeting in accordance with the Bylaws of the Corporation, as amended (the "Bylaws"), and shall be entitled to vote, with respect to any question upon which holders of Common Stock are entitled to vote, including, without limitation, the right to vote for the election of directors, voting together with the holders of Common Stock as one class. Each holder of shares of Series B Preferred Stock shall be entitled to vote on an As-Converted Basis determined on the record date for the taking of a vote, subject to the applicable Beneficial Ownership Cap limitations set forth in Section 5(g), or, if no record date is established, at the day prior to the date such vote is taken or any written consent of stockholders is first executed. Fractional votes shall not however, be permitted and any fractional voting rights resulting from the above formula (after aggregating all shares into which shares of Series B Preferred Stock held by each holder could be converted) shall be rounded to the nearest whole number (with one-half being rounded upward). "As-Converted Basis" means, as of the time determination, that number of shares of Common Stock which a holder of Series B Preferred Stock would hold if all shares of Series B Preferred Stock held by such holder were converted into shares of Common Stock. (regardless of the number of shares of Common Stock that the Corporation is then authorized to issue) at the then applicable Conversion Value (as defined below) regardless of whether such shares of Common Stock are then authorized for issuance.

(b) As long as at least 33% of the shares of Series B Preferred Stock issued pursuant to the Business Consulting Agreement are outstanding, the holders of at least a majority of the outstanding Series B Preferred Stock, voting as a separate class, shall be entitled to designate and elect one member of the Board.

3. Rights on Liquidation.

(a) In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation (any such event being hereinafter referred to as a "Liquidation"), before any distribution of assets of the Corporation shall be made to or set apart for the holders of the Common Stock, the holders of Series B Preferred Stock shall be entitled to receive payment out of such assets of the Corporation in an amount equal to the greater of (i) $1.00 per share of Series B Preferred Stock (such applicable foregoing amount being referred to as the "Liquidation Preferences" for the Series B Preferred Stock), plus any accumulated but unpaid dividends (whether or not earned or declared) on the Series B Preferred Stock, and (ii) the amount such holder would have received if such holder has converted its shares of Series B Preferred Stock to Common Stock, subject to but immediately prior to such Liquidation. If the assets of the Corporation available for distribution to the holders of Series B Preferred Stock shall not be sufficient to make in full the payment herein required, such assets shall be distributed pro-rata among the holders of Series B Preferred Stock based on the aggregate Liquidation Preferences of the shares of Series B Preferred Stock held by each such holder. The Liquidation Preferences for the Series B Preferred Stock shall be subordinate to the Liquidation Preferences of all issued and outstanding shares of Series A Preferred Stock of the Corporation and shall be entitled to receive payment of the Liquidation Preference only after all liquidation preference payments have been made to the holders of Series A Preferred Stock of the Corporation.

(b) If the assets of the Corporation available for distribution to stockholders exceed the aggregate amount payable with respect to all shares of Series B Preferred Stock then outstanding, then, after the payment required by paragraph 3(a) above shall have been made or irrevocably set aside, the holders of Common Stock shall be entitled to receive payment of a pro rate portion of such remaining assets based on the aggregate number of shares of Common Stock held or deemed to be held by such holder. The holders of Series B Preferred Stock shall not have the right to participate in such aforementioned distribution.

4. Actions Requiring the Consent of Holders of Series B Preferred Stock.

(a) As long as at least 33% of the shares of Series B Preferred Stock issued pursuant to the those certain Stock Purchase agreements, by and between the corporation and those accredited investors party thereto (the "Purchase Agreements"), and issued pursuant to those certain Securities Exchange Agreements, by and between the Corporation and these accredited investors party thereto (the "Exchange Agreements"), each dated on or about the date hereof, copies of which are available upon written request by a stockholder to the Secretary of the Corporation, are outstanding, the consent of the holders of at least 50% of the shares of Series B Preferred Stock at the time outstanding, given in accordance with the Articles and the Bylaws, shall be necessary for effecting or validating any of the following transactions or acts, whether by merger, consolidation or otherwise:

(i) Any amendment, alteration or repeal of any of the provisions of this Certificate of Designation in a manner that will adversely affect the rights of the holders of the Series B Preferred Stock; provide however, that no such consent shall be required for the Corporation to amend the Certificate to increase the Corporation's shares of Common Stock or undersigned Preferred Stock;

(ii) The authorization or creation by the Corporation of, or the increase in the number of authorized shares of, any stock of any class, or any security convertible into stock of any class, or the authorization or creation of any new class of preferred stock (or any action which would result in another series of preferred stock), in each case, ranking in terms of liquidation preference, redemption rights or dividend rights, pari passu with or senior to, the Series B Preferred Stock in any manner; provide, however, that no such consent shall be required for the Corporation to amend the Articles to increase the Corporation's shares of Common Stock or undersigned Preferred Stock; and

(iii) The entrance by the Corporation into any indebtedness in an amount greater than $1,000,000.

(b) The above-listed actions by the Corporation will no longer require a vote of the holders of Series B Preferred Stock at such time as:

(i) The Corporation first earns an annual EBITDA (earnings before interest, tax, depreciation and authorization) of at least $100,000,000 over any trailing 12-month period; and

(ii) Stockholder's Equity as recorded on the Corporation's balance sheet in accordance with Generally Accepted Accounting Principles first becomes at least $200,000,000.

5. Conversion.

(a) Right to Convert. Subject to the limitations set forth in Section 5(g) hereof, the holder of any share or shares of Series B Preferred Stock shall have the right at any time, at such holder's option, to convert all or any lesser portion of such holder's shares of Series B Preferred Stock.

(b) Mechanics of Conversion.

(i) Such right of conversion (other than mandatory conversion) shall be exercised by the holder of shares of Series A Preferred Stock by delivering to the Corporation a conversion notice in the form attached hereto as Exhibit A (the "Conversion Notice"),

appropriately completed and duly signed and specifying the number of shares of Series B Preferred Stock that the holder elects to convert (the "Converting Shares") into shares of Common Stock, and by surrender not later than two (2) business days thereafter of the certificate or certificates representing such Converting Shares. The Conversion Notice shall also contain a statement of the name or names (with addresses and tax identification or social security numbers) in which the certificate or certificates for Common Stock shall be issued, if other than the name in which he Conversion Shares are registered. As promptly as practicable after the receipt of the Conversion Notice, the Corporation shall issue and deliver, or cause to be delivered, to the holder of the Converting Shares or such holder's nominee, a certificate or certificates fort he number of shares of Common Stock issue able upon the conversion of such Converting Shares. Such conversion shall be deemed to have been effected as of the close of business on the date of receipt by the Corporation of the Conversion Notice (the "Conversion Date"), and the person or persons entitled to receive the shares of Common Stock issue able upon conversion shall be treated for all purposes as the holder or holders of record of such shares of Common Stock as of the close of business on the Conversion Date.

(ii) The Corporation shall issue certificates representing the shares of Common Stock to be received upon conversion of the Series B Preferred Stock (the "Conversion Shares") (and certificated for unconverted Series B Preferred Stock) as promptly as practicable following the Conversion Date and shall transmit the certificates by messenger or reputable overnight delivery service to reach the address designed by such holder as promptly as practicable after the receipt by the Corporation of such Conversion Notice. If certificates evidencing the Conversion Shares are not received by the holder within (10) business days of the Conversion Notice, then the holder will be entitled to revoke and withdraw its Conversion Notice, in whole or in part, at any time prior to its receipt of those certificates. In lieu of delivering physical certificates representing the Conversion Shares or in payment of dividends hereunder, provide the Corporation's transfer agent is participating in the Depository Trust Company ("DTC") Fast Automated Securities Transfer ("FAST") program, upon request of the holder, the Corporation shall use its commercially reasonable efforts to cause its transfer agent to electronically transmit the Common Stock issuable upon conversion or dividend payment to the holder, by crediting the account of the holder's prime broker with DTC though its Deposit Withdrawal Agent Commission ("DWAC") system. Such holder and the Corporation agree to coordinate with DTC to accomplish this objective. The person or persons entitled to receive the Common Stock Issuable upon such conversion shall be treated for all purposes as the record holder or holders of such Common Shares at the close of business on the Conversion Date.

(ii) In the event the Corporation is prohibited from issuing shares of Common Stock as a result of any restrictions or prohibitions under applicable law or the rules or regulations of any stock exchange, interdealer quotation system or other self-regulatory organization, the Corporation shall promptly as practicable use commercially reasonable efforts to seek the approval of its stockholders and take such other action to authorize the issuance of the full number of shares of Common Stock issuable upon the full conversion of the then outstanding shares of Series B Preferred Stock.

6. Notices of Record Date. In the Event of any fixing by the Corporation of a record date for the holders of any class of securitized for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend or a dividend set forth in Section 1 hereof) or other distribution, any shares of Common Stock or other securities, or any right to subscribe for, purchase or otherwise acquire, or any option for the purchase of any shares of stock of any class or any other securities or property, or to receive any other right, the Corporation shall mail to each holders of Series B Preferred Stock at least five (5) days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or rights, and the amount and character of such dividend, distribution or right.

7. Notices. All notices, requests, consents and other communication hereunder shall be in writing, shall be mailed (A) if within the United States by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, by facsimile or e-mail (if agreed to by the Investor), or (B) if delivered from outside the United States, by international express courier, facsimile or e-mail (if agreed to by a holder or Series B Preferred Stock), and shall be deemed given (i) if delivered by first-class registered or certified mail, three business days after so mailed, (ii) if delivered by nationally recognized overnight carrier, one business day after so mailed, (iii) if delivered by International Federal Express, two business days after so mailed, (iv) if delivered by facsimile or email, upon electronic confirmation of receipt and shall be delivered as addressed as follows:

(a) if to the Company, to:
G. James Grady, Jr., Chief Executive Officer
2601 Duncan Drive
Belleair Bluffs, FL 33770

(b) if to a holder of Series B Preferred Stock, to the address, facsimile number or e-mail address appearing in the Corporation's stockholder records or, in either case, to such other address, facsimile number or e-mail address as the Corporation or a holder of Series B Preferred Stock may provide to the other in accordance with this Section.

8. Stock Transfer Taxes. The issue of the stock certificates upon conversion of the Series B Preferred Stock shall be made without charge to the converting holder for any transfer tax in respect of such issue; provide, however, that the Corporation shall be entitled to withhold any applicable withholding taxes with respect to such issue, if any. The Corporation shall not however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of shares in any name other than that of the holder of any of the Series B Preferred Stock converted, and the Corporation shall not be required to issue or deliver any such stock certificated unless and until the person on persons requesting the issue thereof shall have paid to the Corporation the amount of such tax or shall have established to the satisfaction of the Corporation that such tax has been paid.

IN WITNESS WHEROF, the undersigned being a duly authorized officer of the Corporation, does file this Certificate of Designation, Rights and Preferences, hereby declaring and certifying that the facts stated herein are true and accordingly has hereunto set his hand this 23rd day of October, 2009

MAX MEDIA GROUP, INC.

G. James Grady,
Director and Chief Executive Officer

EXHIBIT "A"

MAX MEDIA GROUP, INC.
CONVERSION NOTICE

Reference is made to the Certificate of Designation of the Relative Rights and Preferences of the Series B Convertible Preferred Stock of Max Media Group, Inc. (the "Certificate of Designation"). In accordance with and pursuant to the Certificate of Designation, the undersigned hereby elects to convert the number of shares of Series B Convertible Preferred Stock, par value $0.001 per share (the "Preferred Shares"), of Max Media Group, Inc., a Nevada corporation (the "Corporation"), indicated below into shares of Common Stock, par value $0.001 per share (the "Common Stock"), of the Corporation, by tendering the stock certificate(s) representing the share(s) of Preferred Shares specified below as of the date specified below.

Date of Conversion: ____________________

Number of Preferred Shares to be converted: ____________________

Stock certificate no(s). of Preferred Shares to be converted: ____________________

Please confirm the following information:

Conversion Rate: 10 Common Shares for 1 Preferred Share

Number of shares of Common Stock to be issued: ____________________

Number of shares of Common Stock beneficially owned or deemed beneficially owned by the Holder on the Date of Conversion: ____________________

Please issue the Common Stock into which the Preferred Shares are being converted and, if applicable, any check drawn on an account of the Corporation in the following name and to the following address:

Issue to: ____________________

____

Facsimile Number: ____________________

Authorization: ____________________

By: ____________________

Title: ____________________

Dated: ____________________

150301

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Amendment to Certificate of Designation After Issuance of Class or Series

(PURSUANT TO NRS 78.1955)

Filed in the office of	Document Number 20100905191-18
Ross Miller Secretary of State State of Nevada	Filing Date and Time 12/06/2010 9:15 AM
	Entity Number C5984-2000

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Certificate of Designation For Nevada Profit Corporations

(Pursuant to NRS 78.1955 - After Issuance of Class or Series)

1. Name of corporation:

Max Media Group, Inc.

2. Stockholder approval pursuant to statute has been obtained.

3. The class or series of stock being amended:

Series B Convertible Preferred Stock

4. By a resolution adopted by the board of directors, the certificate of designation is being amended as follows or the new class or series is:

SERIES "B" CONVERTIBLE PREFERRED STOCK
of
MAX MEDIA GROUP, INC.
(Amended Certificate of Designations)

(continued on next page)

5. Effective date of filing: (optional)

(must not be later than 90 days after the certificate is filed)

6. Signature: (required)

X

Signature of Officer

Filing Fee: $175.00

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

Max Media Group, Inc., a Nevada corporation (the "Corporation"), pursuant to Section 78.1955 of the Nevada Revised Statutes, does hereby make this **Amended Certificate of Designations, Rights and Preferences** and does hereby state and certify that pursuant to the authority expressly vested in the Board of Directors of the Corporation (the "Board") by Article VI of the Certificate of Amendment of Articles of Incorporation of the Corporation (the "Articles"), which authorizes the issuance of 100,000,000 shares of preferred stock, $0.001 par value per share, in one or more series, the Board duly adopted the following resolutions, which resolutions remain in full force and effect as of the date hereof:

RESOLVED, that, pursuant to Article VI of the Articles, the Board hereby authorizes the issuance of, and fixes the designation and preferences and rights, and qualifications, limitations and restrictions, of a series of preferred stock of the Corporation consisting of 25,000,000 shares, par value $0.001 per share, to be designated "Series B Convertible Preferred Stock" (hereinafter, the "Series B Preferred Stock"); each share of Series B Preferred Stock shall have 100 votes per share and may be converted into 10 (ten) $0.001 par value common shares at any time after issuance of the Series B Preferred Stock; and be it

RESOLVED, that each share of Series B Preferred Stock shall rank equally in all respects and shall be subject to the following terms and provisions:

1. Dividends. The holders of the Series B Preferred Stock shall be entitled to receive, when, if and as declared by the Board, out of funds legally available therefore, cumulative dividends.

(a) Dividend Periods: Dividend Rate: Calculation of Dividends.

(i) Dividend Periods. The dividend periods (each, a "Dividend Period") shall be as follows: The initial Dividend Period shall begin on the Date of Original Issue and end on the Initial Dividend Payment Date, and each Dividend Period thereafter shall commence on the day following the last day of the preceding Dividend Period and shall end on the next Dividend Payment Date.

(ii) Dividend Rate. The dividend rate on each share of Series B Preferred Stock (the "Dividend Rate"), to be paid per annum on the Liquidation Preference (as defined below) shall be 5%.

(iii) Calculation of Dividends.

(A) The amount of dividends per share of Series B Preferred Stock payable for each Dividend Period or part thereof shall be computed by multiplying the Liquidation Preference by the Dividend Factor (as define below).

(B) The "Dividend Factor" shall be the Dividend Rate multiplied by a fraction, the numerator of which is the number of days in the applicable Dividend Period or part thereof on which the share of Series B Preferred Stock was outstanding and the denominator of which is 365.

(b) No dividends shall be declared or paid or set apart for payment on the shares of Common Stock of the Corporation for any dividend period unless full cumulative dividends have been or contemporaneously are declared and paid on the Series B Preferred Stock through the most recent Dividend Payment Date. Without prejudice to the foregoing, if full cumulative dividends have not been paid on shares of the Series B Preferred Stock, all dividends declared on shares of the Series B Preferred Stock shall be paid pro rata to the holders of outstanding shares of the Series B Preferred Stock. The Series B Preferred Stock shall be subordinate to all issued and outstanding shares of Series A Preferred Stock of the Corporation regarding payment of dividends and shall be entitled to receive dividend payments only after

all cumulative dividend payments have been made to the holders of Series A Preferred Stock of the Corporation.

2. Voting Rights.

(a) Except as otherwise provided herein or as provided by law, the holders of the Series B Preferred Stock shall have full voting rights and powers, subject to the Beneficial Ownership Cap, if applicable, equal to the voting rights and powers of holders of Common Stock and shall be entitled to notice of any stockholders meeting in accordance with the Bylaws of the Corporation, as amended (the "Bylaws"), and shall be entitled to vote, with respect to any question upon which holders of Common Stock are entitled to vote, including, without limitation, the right to vote for the election of directors, voting together with the holders of Common Stock as one class. Each holder of shares of Series B Preferred Stock shall be entitled to vote on an As-Converted Basis determined on the record date for the taking of a vote, subject to the applicable Beneficial Ownership Cap limitations set forth in Section 5(g), or, if no record date is established, at the day prior to the date such vote is taken or any written consent of stockholders is first executed. Fractional votes shall not however, be permitted and any fractional voting rights resulting from the above formula (after aggregating all shares into which shares of Series B Preferred Stock held by each holder could be converted) shall be rounded to the nearest whole number (with one-half being rounded upward). "As-Converted Basis" means, as of the time determination, that number of shares of Common Stock which a holder of Series B Preferred Stock would hold if all shares of Series B Preferred Stock held by such holder were converted into shares of Common Stock. (regardless of the number of shares of Common Stock that the Corporation is then authorized to issue) at the then applicable Conversion Value (as defined below) regardless of whether such shares of Common Stock are then authorized for issuance.

(b) As long as at least 33% of the shares of Series B Preferred Stock issued pursuant to the Business Consulting Agreement are outstanding, the holders of at least a majority of the outstanding Series B Preferred Stock, voting as a separate class, shall be entitled to designate and elect one member of the Board.

3. Rights on Liquidation.

(a) In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation (any such event being hereinafter referred to as a "Liquidation"), before any distribution of assets of the Corporation shall be made to or set apart for the holders of the Common Stock, the holders of Series B Preferred Stock shall be entitled to receive payment out of such assets of the Corporation in an amount equal to the greater of (i) $1.00 per share of Series B Preferred Stock (such applicable foregoing amount being referred to as the "Liquidation Preferences" for the Series B Preferred Stock), plus any accumulated but unpaid dividends (whether or not earned or declared) on the Series B Preferred Stock, and (ii) the amount such holder would have received if such holder has converted its shares of Series B Preferred Stock to Common Stock, subject to but immediately prior to such Liquidation. If the assets of the Corporation available for distribution to the holders of Series B Preferred Stock shall not be sufficient to make in full the payment herein required, such assets shall be distributed pro-rata among the holders of Series B Preferred Stock based on the aggregate Liquidation Preferences of the shares of Series B Preferred Stock held by each such holder. The Liquidation Preferences for the Series B Preferred Stock shall be subordinate to the Liquidation Preferences of all issued and outstanding shares of Series A Preferred Stock of the Corporation and shall be entitled to receive payment of the Liquidation Preference only after all liquidation preference payments have been made to the holders of Series A Preferred Stock of the Corporation.

(b) If the assets of the Corporation available for distribution to stockholders exceed the aggregate amount payable with respect to all shares of Series B Preferred Stock then outstanding, then, after the payment required by paragraph 3(a) above shall have been made or irrevocably set aside, the

holders of Common Stock shall be entitled to receive payment of a pro rate portion of such remaining assets based on the aggregate number of shares of Common Stock held or deemed to be held by such holder. The holders of Series B Preferred Stock shall not have the right to participate in such aforementioned distribution.

4. Actions Requiring the Consent of Holders of Series B Preferred Stock.

(a) As long as at least 33% of the shares of Series B Preferred Stock issued pursuant to the those certain Stock Purchase agreements, by and between the corporation and those accredited investors party thereto (the "Purchase Agreements"), and issued pursuant to those certain Securities Exchange Agreements, by and between the Corporation and these accredited investors party thereto (the "Exchange Agreements"), each dated on or about the date hereof, copies of which are available upon written request by a stockholder to the Secretary of the Corporation, are outstanding, the consent of the holders of at least 50% of the shares of Series B Preferred Stock at the time outstanding, given in accordance with the Articles and the Bylaws, shall be necessary for effecting or validating any of the following transactions or acts, whether by merger, consolidation or otherwise:

(i) Any amendment, alteration or repeal of any of the provisions of this Certificate of Designation in a manner that will adversely affect the rights of the holders of the Series B Preferred Stock; provide however, that no such consent shall be required for the Corporation to amend the Certificate to increase the Corporation's shares of Common Stock or undersigned Preferred Stock;

(ii) The authorization or creation by the Corporation of, or the increase in the number of authorized shares of, any stock of any class, or any security convertible into stock of any class, or the authorization or creation of any new class of preferred stock (or any action which would result in another series of preferred stock), in each case, ranking in terms of liquidation preference, redemption rights or dividend rights, pari passu with or senior to, the Series B Preferred Stock in any manner; provide, however, that no such consent shall be required for the Corporation to amend the Articles to increase the Corporation's shares of Common Stock or undersigned Preferred Stock; and

(iii) The entrance by the Corporation into any indebtedness in an amount greater than $1,000,000.

(b) The above-listed actions by the Corporation will no longer require a vote of the holders of Series B Preferred Stock at such time as:

(i) The Corporation first earns an annual EBITDA (earnings before interest, tax, depreciation and authorization) of at least $100,000,000 over any trailing 12-month period; and

(ii) Stockholder's Equity as recorded on the Corporation's balance sheet in accordance with Generally Accepted Accounting Principles first becomes at least $200,000,000.

5. Conversion.

(a) Right to Convert. Subject to the limitations set forth in Section 5(g) hereof, the holder of any share or shares of Series B Preferred Stock shall have the right at any time, at such holder's option, to convert all or any lesser portion of such holder's shares of Series B Preferred Stock.

(b) Mechanics of Conversion.

(i) Such right of conversion (other than mandatory conversion) shall be exercised by the holder of shares of Series B Preferred Stock by delivering to the Corporation a conversion notice in the form attached hereto as Exhibit A (the "Conversion Notice"), appropriately completed and duly signed and specifying the number of shares of Series B Preferred Stock that the holder elects to convert (the "Converting Shares") into shares of Common Stock, and by surrender not later than two (2) business days thereafter of the certificate or certificates representing such Converting Shares. The Conversion Notice shall also contain a statement of the name or names (with addresses and tax identification or social security numbers) in which the certificate or certificates for Common Stock shall be issued, if other than the name in which the Conversion Shares are registered. As promptly as practicable after the receipt of the Conversion Notice, the Corporation shall issue and deliver, or cause to be delivered, to the holder of the Converting Shares or such holder's nominee, a certificate or certificates for the number of shares of Common Stock issuable upon the conversion of such Converting Shares. Such conversion shall be deemed to have been effected as of the close of business on the date of receipt by the Corporation of the Conversion Notice (the "Conversion Date"), and the person or persons entitled to receive the shares of Common Stock issuable upon conversion shall be treated for all purposes as the holder or holders of record of such shares of Common Stock as of the close of business on the Conversion Date.

(ii) The Corporation shall issue certificates representing the shares of Common Stock to be received upon conversion of the Series B Preferred Stock (the "Conversion Shares") (and certificates for unconverted Series B Preferred Stock) as promptly as practicable following the Conversion Date and shall transmit the certificates by messenger or reputable overnight delivery service to reach the address designed by such holder as promptly as practicable after the receipt by the Corporation of such Conversion Notice. If certificates evidencing the Conversion Shares are not received by the holder within (10) business days of the Conversion Notice, then the holder will be entitled to revoke and withdraw its Conversion Notice, in whole or in part, at any time prior to its receipt of those certificates. In lieu of delivering physical certificates representing the Conversion Shares or in payment of dividends hereunder, provided the Corporation's transfer agent is participating in the Depository Trust Company ("DTC") Fast Automated Securities Transfer ("FAST") program, upon request of the holder, the Corporation shall use its commercially reasonable efforts to cause its transfer agent to electronically transmit the Common Stock issuable upon conversion or dividend payment to the holder, by crediting the account of the holder's prime broker with DTC though its Deposit Withdrawal Agent Commission ("DWAC") system. Such holder and the Corporation agree to coordinate with DTC to accomplish this objective. The person or persons entitled to receive the Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such Common Shares at the close of business on the Conversion Date.

(ii) In the event the Corporation is prohibited from issuing shares of Common Stock as a result of any restrictions or prohibitions under applicable law or the rules or regulations of any stock exchange, interdealer quotation system or other self-regulatory organization, the Corporation shall promptly as practicable use commercially reasonable efforts to seek the approval of its stockholders and take such other action to authorize the issuance of the full number of shares of Common Stock issuable upon the full conversion of the then outstanding shares of Series B Preferred Stock.

6. Notices of Record Date. In the Event of any fixing by the Corporation of a record date for the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend or a dividend set forth in Section 1 hereof) or other distribution, any shares of Common Stock or other securities, or any right to subscribe for, purchase or otherwise acquire, or any option for the purchase of any shares of stock of any class or any other securities or property, or to receive any other right, the Corporation shall mail to each holder of Series B Preferred Stock at least five (5) days prior to the date specified therein, a notice specifying the date on which any

such record is to be taken for the purpose of such dividend, distribution or rights, and the amount and character of such dividend, distribution or right.

7. Notices. All notices, requests, consents and other communication hereunder shall be in writing, shall be mailed (A) if within the United States by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, by facsimile or e-mail (if agreed to by the Investor), or (B) if delivered from outside the United States, by international express courier, facsimile or e-mail (if agreed to by a holder of Series B Preferred Stock), and shall be deemed given (i) if delivered by first-class registered or certified mail, three business days after so mailed, (ii) if delivered by nationally recognized overnight carrier, one business day after so mailed, (iii) if delivered by International Federal Express, two business days after so mailed, (iv) if delivered by facsimile or email, upon electronic confirmation of receipt and shall be delivered as addressed as follows:

(a) if to the Company, to:
G. James Grady, Jr., Chief Executive Officer
2601 Duncan Drive
Belleair Bluffs, FL 33770

(b) if to a holder of Series B Preferred Stock, to the address, facsimile number or e-mail address appearing in the Corporation's stockholder records or, in either case, to such other address, facsimile number or e-mail address as the Corporation or a holder of Series B Preferred Stock may provide to the other in accordance with this Section.

8. Stock Transfer Taxes. The issuance of the stock certificates upon conversion of the Series B Preferred Stock shall be made without charge to the converting holder for any transfer tax in respect of such issue; provide, however, that the Corporation shall be entitled to withhold any applicable withholding taxes with respect to such issue, if any. The Corporation shall not however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of shares in any name other than that of the holder of any of the Series B Preferred Stock converted, and the Corporation shall not be required to issue or deliver any such stock certificate unless and until the person or persons requesting the issue thereof shall have paid to the Corporation the amount of such tax or shall have established to the satisfaction of the Corporation that such tax has been paid.

IN WITNESS WHEROF, the undersigned being a duly authorized officer of the Corporation, does file this Amended Certificate of Designation, Rights and Preferences, hereby declaring and certifying that the facts stated herein are true and accordingly has hereunto set his hand this 2nd day of December, 2010.

MAX MEDIA GROUP, INC.

G. James Grady,
Director and Chief Executive Officer

EXHIBIT "A"

MAX MEDIA GROUP, INC.
CONVERSION NOTICE

Reference is made to the Certificate of Designation of the Relative Rights and Preferences of the Series B Convertible Preferred Stock of Max Media Group, Inc. (the "Certificate of Designation"). In accordance with and pursuant to the Certificate of Designation, the undersigned hereby elects to convert the number of shares of Series B Convertible Preferred Stock, par value $0.001 per share (the "Preferred Shares"), of Max Media Group, Inc., a Nevada corporation (the "Corporation"), indicated below into shares of Common Stock, par value $0.001 per share (the "Common Stock"), of the Corporation, by tendering the stock certificate(s) representing the share(s) of Preferred Shares specified below as of the date specified below.

Date of Conversion: ______________________________

Number of Preferred Shares to be converted: ______________________________

Stock certificate no(s). of Preferred Shares to be converted: ____________________

Please confirm the following information:

Conversion Rate: 10 Common Shares for 1 Preferred Share

Number of shares of Common Stock to be issued: ______________________________

Number of shares of Common Stock beneficially owned or deemed beneficially owned by the Holder on the Date of Conversion: ____________________

Please issue the Common Stock into which the Preferred Shares are being converted and, if applicable, any check drawn on an account of the Corporation in the following name and to the following address:

Issue to: ______________________________

____

Facsimile Number: ______________________________

Authorization: ______________________________

By: ______________________________

Title: ______________________________

Dated: ____________________

090204

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Filed in the office of	Document Number
Barbara K. Cegavske (signature)	20160108724-81
Barbara K. Cegavske Secretary of State State of Nevada	Filing Date and Time 03/08/2016 9:14 AM
	Entity Number C5984-2000

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

Max Media Group, Inc.

2. The articles have been amended as follows: (provide article numbers, if available)

1. Name of corporation: Altavoz Entertainment, Inc.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 100%

4. Effective date and time of filing: (optional) Date: 04/01/2016 Time: 12:00AM

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X (signature)

Signature of Officer Lauren Vadney, Special Secretary

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.